SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2018

Date of Report (Date of earliest event reported)

SolarWindow Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

10632 Little Patuxent Parkway

Suite 406

Columbia, Maryland 21044

(Address of principal executive offices)

(800) 213-0689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

SECTION 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 15, 2018 SolarWindow Technologies, Inc. received notice that it was awarded its first-ever advanced materials manufacturing collaborative research and development agreement (CRADA) by the U.S. Department of Energy (DOE) Office of Energy Efficiency and Renewable Energy’s (EERE) Advanced Manufacturing Office (AMO).

SolarWindow was awarded the CRADA after submitting a proposal outlining its coating technologies and fabrication methods to the DOE’s Roll-to-Roll Advanced Materials Manufacturing Consortium, led by Oak Ridge National Laboratory and partnering with Argonne National Laboratory (ANL), Lawrence Berkeley National Laboratory, and the National Renewable Energy Laboratory (NREL). The CRADA will be carried out with the DOE by SolarWindow, ANL, and NREL.

A redacted copy of the CRADA Modification is attached as Exhibit 10.1 hereto.

The Company has filed a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended, and Rule 24-b2 of the Securities Exchange Act of 1934, as amended, to request confidential treatment of the redacted portions of the CRADA.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1

STEVENSON-WYDLER (15 USC 3710)

U.S.C. 3710a) COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT (hereinafter “CRADA”) No. **** BY AND AMONG UCHICAGO ARGONNE, LLC As Operator of Argonne National Laboratory under its U.S. Department of Energy

Contract No. DE-AC02-06CH11357

ALLIANCE FOR SUSTAINABLE ENERGY, LLC, As Operator of National Renewable Energy Laboratory (NREL) under its U.S. Department of Energy Contract No. DE-AC36-08GO28308 (hereinafter “Contractors”),

AND

SOLARWINDOW TECHNOLOGIES, INC., 10632 Little Patuxent Parkway, Suite 406

Columbia, MD 21044 (hereinafter “Participant”)*

* Certain portions of this exhibit have been redacted and the Company has submitted a confidential treatment request to the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 21, 2018.

SolarWindow Technologies, Inc.

By:	/s/ John Conklin
Name:	John Conklin
Title:	Chief Executive Officer and President

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